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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST EVENT REPORTED: JANUARY 20, 2001



                          INTERSIL HOLDING CORPORATION


               (Exact name of registrant as specified in charter)


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
         DELAWARE                                      000-29617                                          59-3590018
(State of Incorporation)                        (Commission File Number)                    (I.R.S. Employer Identification Number)
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          7585 Irvine Center Drive, Suite 100, Irvine, California 92618
               (Address of Principal Executive Offices) (Zip Code)

                                 (949) 341-7062

              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS

         On January 22, 2001, Intersil Corporation, a Delaware corporation and a wholly-owned subsidiary of Intersil Holding Corporation, a Delaware corporation ("Intersil"), entered into an agreement to sell its discrete power business to Fairchild Semiconductor Corporation, a Delaware corporation ("Fairchild"), for a purchase price of $338 million in cash and the assumption by Fairchild of certain liabilities of the business. A copy of the press release issued by Intersil announcing this transaction is filed as an exhibit hereto, and is hereby incorporated by reference.

         On January 23, 2001, Intersil released its earnings for the quarter ended December 29, 2000. A copy of the press release issued by Intersil announcing these earnings is filed as an exhibit hereto, and is hereby incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits

         99.1-        Press Release issued by Intersil on January 22, 2001.

         99.2-        Earnings Release issued by Intersil on January 23, 2001.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               INTERSIL CORPORATION



Date:  January 25, 2001        By: DANIEL J. HENEGHAN
                                   ------------------
                                   Daniel J. Heneghan
                                   Vice President, Chief Financial Officer and
                                      Assistant Secretary
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                                  EXHIBIT INDEX

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
Exhibit No.          Description
99.1                 Press Release issued by Intersil on January 22, 2001.
99.2                 Earnings Release issued by Intersil on January 23, 2001.
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